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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                FEBRUARY 10, 1997




                                IPL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



        MASSACHUSETTS                              0-10370                                 04-2511897
(State or other jurisdiction                   (Commission File                           (IRS Employer
      of incorporation)                             Number)                             Identification No.)




                 124 ACTON STREET, MAYNARD, MASSACHUSETTS 01754
              (Address of principal executive offices and zip code)


                                 (508) 461-1000
              (Registrant's telephone number, including area code)










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ITEM 5.           OTHER EVENTS.
                  ------------

                  On February 10, 1997, IPL Systems, Inc. (the "Company") announced that it had signed a letter of intent to merge with Andataco, a California corporation. The Company hereby incorporates by reference the contents of its news release dated February 10, 1997, filed as
         Exhibit 99.1 to this report.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  ---------------------------------------------------------
                  EXHIBITS.
                  --------

                  (c)  Exhibits.

                  99.1    News Release dated February 10, 1997. Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 20, 1997                        IPL SYSTEMS, INC.


                                                By: /s/ Ronald J. Gellert
                                                    ----------------------------
                                                    Ronald J. Gellert
                                                    President



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                                  EXHIBIT INDEX

EXHIBIT
  NO.                  DESCRIPTION
-------                -----------

99.1              News Release dated February 10, 1997. Filed herewith.